SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 18, 2005 (April 14, 2005)

Illini Corporation

(Exact name of registrant as specified in its charter)

Illinois

(State or other jurisdiction of incorporation)

0-13343	37-1135429

(Commission File Number)	(IRS Employer Identification No.)

3200 West Iles Avenue
Springfield, Illinois	62707

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(217) 787-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Illini Corporation Earnings Release dated April 14, 2005

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The following information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

     Illini Corporation issued a news release to report its financial results for the quarter ended March 31, 2005. The release and certain unaudited financial information for the above-referenced period are furnished as Exhibit 99.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

Exhibit Number

99.1	Illini Corporation Earnings Release dated April 14, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINI CORPORATION (Registrant)

By:	/s/Gaylon E. Martin

Gaylon E. Martin, President and Chief
Executive Officer

Dated: April 18, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Illini Corporation Earnings Release dated April 14, 2005